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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                           Date of report May 20, 1999


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

                    California                                  94-2823865
 (State or other jurisdiction of incorporation or            (I.R.S. Employer
                  organization)                             Identification No.)

              1951 Churn Creek Road
               Redding, California                                 96002
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. May 20, 1999: 2,690,403




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         Item 5. Other Events


         Press release for the following (article attached):

         Redding Bancorp announces Stock Repurchase Program.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      /s/ Linda J. Miles

                                      BY: Linda J. Miles
                                      Executive Vice President & Chief Financial
                                      Officer

REDDING BANCORP (RDDB)
PRESS RELEASE
                                         FOR INFORMATION CONTACT:
                                         RUSSELL L. DUCLOS, PRESIDENT & CEO
                                         PHONE (530) 224-7326, OR
                                         LINDA J. MILES, CHIEF FINANCIAL OFFICER
                                         PHONE (530) 224-7318
                                         WWW.REDDINGBANKOFCOMMERCE.COM
FOR IMMEDIATE RELEASE:

REDDING BANCORP, PARENT COMPANY OF REDDING BANK OF COMMERCE ANNOUNCES STOCK REPURCHASE PROGRAM

--------------------------------------------------------------------------------

MAY 20, 1999--REDDING, CALIFORNIA.

RUSSELL L. DUCLOS, PRESIDENT & CEO OF REDDING BANK OF COMMERCE ANNOUNCED TODAY A STOCK REPURCHASE PROGRAM FOR REDDING BANCORP SHAREHOLDER'S. REDDING BANCORP IS THE PARENT COMPANY OF REDDING BANK OF COMMERCE. THE INTENT OF THE REPURCHASE PROGRAM IS TO PROVIDE LIQUIDITY FOR SHAREHOLDERS. THE PROGRAM PROVIDES FOR REPURCHASE OF 50,000 SHARES OF REDDING BANCORP STOCK (RDDB) DURING 1999.

SHAREHOLDERS INTERESTED IN PARTICIPATING IN THE REPURCHASE PROGRAM ARE ENCOURAGED TO CALL RUSSELL L. DUCLOS, PRESIDENT & CEO, LINDA J. MILES, EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER OR MICHAEL C. MAYER, EXECUTIVE VICE PRESIDENT & CHIEF CREDIT OFFICER AT (800) 421-2575.



EDITORS NOTE: LOGO IS AVAILABLE AT P.R. NEWSWIRE 415-743-2903



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